Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, R.L. Keyser, Chairman and Chief Executive Officer of W.W. Grainger, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ R.L. Keyser
R.L. Keyser
Chairman and Chief Executive Officer

August 11, 2003

A signed original of this written statement required by Section 906 has been provided to W.W. Grainger, Inc. and will be retained by W.W. Grainger, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.